UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 26, 2026 (the “Closing Date”), OSR Holdings Co., Ltd. (“OSRK”), a subsidiary of OSR Holdings, Inc. (the “Company”), completed the share exchange transaction contemplated by the Share Exchange Agreement dated October 13, 2025 (the “Share Exchange Agreement”), by and among OSRK and Woori IO Co., Ltd. (“WORIO”), a South Korea-based medical device company developing non-invasive biosensing technology for glucose monitoring and related health parameters, as previously disclosed in the Company’s Current Report on Form 8-K filed on October 16, 2025.

Pursuant to the Share Exchange Agreement, OSRK acquired all of the issued and outstanding shares of WORIO through a comprehensive share exchange under the Korean Commercial Act, and WORIO became a wholly owned subsidiary of OSRK and an indirect subsidiary of the Company.

In accordance with the terms of the Share Exchange Agreement, each issued and outstanding share of WORIO was exchanged for 0.948832 shares of OSRK, and OSRK issued an aggregate of 84,338 newly issued shares to the former shareholders of WORIO in exchange for 88,891 WORIO shares. The acquisition was effected through the issuance of equity interests of the Company’s subsidiary, and no shares of the Company’s common stock were issued in connection with the transaction.

Item 7.01. Regulation FD Disclosure

On January 27, 2026, the Company issued a press release announcing the completion of the acquisition of Woori IO Co., Ltd., as described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.

(b)	Pro Forma Financial Information

As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated January 27, 2026, titled “OSR Holdings Completes Woori IO Acquisition, Secures Long-Term Shareholder Alignment, and Reviews Strategic Combination of Medical Device Subsidiaries.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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